  As filed with the Securities and Exchange Commission on or about March 29,
2001


                     Registration No. 2-87153 and 811-3880
                     ____________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [_]
                        Pre-Effective Amendment No. __                 [_]
                        Post-Effective Amendment No. 24                [X]

                                    and/or

                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940            [_]
                               Amendment No. 23                        [X]
                       (Check appropriate box or boxes)

                         WAYNE HUMMER INVESTMENT TRUST
              (Exact Name of Registrant as Specified in Charter)

                            300 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
         (Address of Principal Executive Offices, including Zip Code)

                    (Name and Address of Agent for Service)

                                   COPY TO:

                                ROBERT J. MORAN
                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to paragraph (b)
[ ]  On (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a) (1)
[ ]  On (date) pursuant to paragraph (a) (1)
[ ]  75 days after filing pursuant to paragraph (a) (2)
[ ]  On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      WAYNE HUMMER INVESTMENT TRUST

Prospectus

March 28, 2001

    The following information updates certain financial information contained in pages 2, 4, 6, 8, and 35-38 of the Trust's prospectus dated July 31, 2000, which is hereby incorporated by reference subject to the following changes:

Page 2. The information following the caption "Performance/Risk Information" is replaced by the following:

CorePortfolio Fund

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Core Portfolio Fund. The bar chart shows the Core Portfolio Fund's performance in each calendar year since the Fund commenced operations. The table shows how the Core Portfolio Fund's annual return for one calendar year compares with those of a broad-based securities market index and an index of funds with investment objectives similar to those of the Core Portfolio Fund over the same periods. The Core Portfolio Fund's shares are sold subject to a sales charge (load). This sales charge is not reflected in the bar chart below. If this sales charge was reflected, the Core Portfolio Fund's returns would have been less than those shown. Of course, the Core Portfolio Fund's past performance does not indicate how it will perform in the future.

                      [BAR CHART OF ANNUAL TOTAL RETURNS]

                                              2000
                                            -------
                                            (17.9%)

    During the period shown in the bar chart, the Core Portfolio Fund's highest quarterly return was 2.77% (quarter ended March 31, 2000), and the Core Portfolio Fund's lowest quarterly return was (10.10%) (quarter ended December 31, 2000).

      Average Annual Total Returns for Year Ended December 31, 2000

                                                         1 Year  Life of Fund/1/
                                                         ------- ---------------
   Wayne Hummer CorePortfolio Fund/2/................... (19.5%)     (5.7%)
   S&P 500 Index........................................  (9.1%)     0.78%

-----------

/1/The Fund began operations on August 1, 1999.
/2/The total returns reflect a 2.00% sales charge.

                      WAYNE HUMMER INVESTMENT TRUST

Prospectus

March 28, 2001


Page 4. The information under the caption "Performance/Risk Information" is replaced by the following:

Growth Fund
Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Growth Fund. The bar chart shows the Growth Fund's performance in each calendar year over a ten-year period. The table shows how the Growth Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index and an index of funds with investment objectives similar to those of the Growth Fund over the same periods. The Growth Fund's shares are sold subject to a sales charge
(load) for new accounts opened after August 1, 1999. This sales charge is not reflected in the bar chart below. If this sales charge was reflected, the Growth Fund's returns would have been less than those shown. Of course, the Growth Fund's past performance does not indicate how it will perform in the future.

                      [BAR CHART OF ANNUAL TOTAL RETURNS]
1991   1992   1993  1994   1995   1996   1997   1998   1999   2000
-----  -----  ----- -----  -----  -----  -----  -----  -----  -----
28.86% 10.36% 3.58% -0.91% 24.82% 11.88% 30.19% 17.55% 38.17% -3.73%

    During the period shown in the bar chart, the Growth Fund's highest quarterly return was 31.45% (quarter ended December 31, 1999), and the Growth Fund's lowest quarterly return was -12.28% (quarter ended September 30, 1998).

      Average Annual Total Returns for Years Ended December 31, 2000

                                                               5    10   Life of
                                                      1 Year Years Years Fund/1/
                                                      ------ ----- ----- -------
   Wayne Hummer Growth Fund/2/ ...................... (5.7%) 17.4% 15.1%  13.9%
   S&P 500 Index..................................... (9.1%) 18.3% 17.4%  16.3%
   Russell Mid-Cap Index.............................  8.3%  16.7% 18.3%  15.7%

-----------

/1/  The Fund began operations on December 30, 1983.

/2/  The total returns reflect a 2.00% sales charge.

                      WAYNE HUMMER INVESTMENT TRUST

Prospectus

March 28, 2001


Page 6. The information under the caption "Performance/Risk Information" is replaced by the following:

Income Fund
Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Income Fund. The bar chart shows the Income Fund's performance in each calendar year since the Fund commenced operations. The table shows how the Income Fund's average annual returns for one and five calendar years and for the period since the Fund commenced operations compare with those of a broad-based securities market index over the same period. The Income Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. This sales charge is not reflected in the bar chart below. If this sales charge were reflected, the Income Fund's returns would have been less than those shown. Of course, the Income Fund's past performance does not indicate how it will perform in the future.

                      [BAR CHART OF ANNUAL TOTAL RETURNS]

    During the period shown in the bar chart, the Income Fund's highest quarterly return was 4.71% (quarter ended March 31, 1995), and the Income Fund's lowest quarterly return was -1.95% (quarter ended March 31, 1994).

      Average Annual Total Returns for Years Ended December 31, 2000

                                                  1 Year 5 Years Life of Fund/1/
                                                  ------ ------- ---------------
   Wayne Hummer Income Fund/2/..................    7.4%   5.2%        6.1%
   Merrill Lynch Intermediate Corporate and
     Government Index of 1-9.99 Year Maturities.   10.1%   6.1%        6.7%

-----------
/1/The Fund began operations on December 1, 1992.
/2/The total returns reflect a 1.00% sales charge.

                      WAYNE HUMMER INVESTMENT TRUST

Page 8. The information under the caption "Performance/Risk Information" is replaced by the following:


Money Market

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Money Market Fund. On July 30, 1999, the Wayne Hummer Money Fund Trust (the "Predecessor Fund") was merged into the Money Market Fund solely to change its form of legal entity; all historical performance information prior to July 30, 1999, set forth below reflects the performance of the Predecessor Fund. The bar chart shows the Predecessor Fund's performance in each calendar year over a ten-year period. The table shows the average annual returns for one, five, and ten calendar years of the Predecessor Fund (prior to July 30, 1999) and the Money Market Fund (after July 30, 1999) and since inception. Of course, the Funds' past performance does not indicate how the Money Market Fund will perform in the future.

[BAR CHART OF ANNUAL TOTAL RETURNS]

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
-----------------------------------------------------------------------------
5.43%   3.10%   2.45%   3.53%   5.31%   4.82%   5.00%   4.98%   4.60%   5.83%

    During the period shown in the bar chart, the Predecessor Fund's highest quarterly return was 1.51% (quarter ended March 31, 1991), and the Predecessor Fund's lowest quarterly return was 0.60% (quarter ended June 30, 1993).

      Average Annual Total Returns for Years Ended December 31, 2000

                                                                        Life of
                                                1 Year 5 Years 10 Years Fund/2/
                                                ------ ------- -------- -------
   Predecessor Fund/Money Market Fund/1....../.  5.8%   5.1%     4.5%    6.1%

-----------
/1/ Performance information for period prior to July 30, 1999, reflects the performance of the Predecessor Fund.
/2 /The Predecessor Fund began operations on April 2, 1982.

    The Money Market Fund's seven-day yield as of December 31, 2000 was 5.87%. Investors may call 1-800-621-4477 to obtain the Money Market Fund's current seven-day yield.

                      WAYNE HUMMER INVESTMENT TRUST

Pages 35-37. The information under the caption "Financial Highlights" is replaced by the following:

                             Financial Highlights

    The following financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the Funds' most recent annual report to shareholders. You may have the Funds' annual report sent to you without charge by contacting Wayne Hummer.

Wayne Hummer CorePortfolio Fund

                                                        April 1,
                                                          2000-      August 2,
                                                      September 30,    1999-
                                                          2000       March 31,
                                                       (unaudited)     2000
                                                      ------------- -----------
Net Asset Value, Beginning of Period.................    $ 11.49      $  9.80
                                                         -------      -------
Income from Investment Operations
Net Investment Income................................      0.006         0.02
                                                         -------      -------
Net Realized and Unrealized Gain on Investments......     (1.281)        1.69
                                                         -------      -------
Total from Investment Operations.....................     (1.275)        1.71
Less Distributions
Dividends from Net Investment Income.................     (0.005)       (0.02)
                                                         -------      -------
Distributions from Net Realized Gain on Investments..        --           --
                                                         -------      -------
Total Distributions..................................     (0.005)       (0.02)
                                                         -------      -------
Net Asset Value, End of Period.......................    $ 10.21      $ 11.49
                                                         =======      =======
Total Return (c) (d).................................     (11.10%)      17.41%
                                                         =======      =======
Ratios/Supplemental Data
Net Assets, End of Period (000's)....................    $27,423      $26,983
Ratio of Total Expenses to Average Net Assets (a)
  (b)................................................       0.75%        0.75%
Ratio of Net Investment Income to Average Net Assets
  (a) (b)............................................       0.12%        0.30%
Portfolio Turnover Rate..............................         25%          28%

Notes to Financial Highlights

a.) During the six month period ended September 30, 2000, and the fiscal period ended March 31, 2000, expense in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net assets would have increased, and the ratio of net investment income to average net assets would have decreased by 0.05% and 0.04%, respectively.
b.) Ratios have been determined on an annualized basis.
c.) Excludes 2% sales charge.
d.) Total return is not annualized.

                                                    Wayne Hummer Growth Fund
                                                      Year Ended March 31,
                                          ------------------------------------------------
                           Six Months
                              Ended
                          September 30,
                              2000
                           (unaudited)      2000      1999      1998      1997      1996
                          -------------   --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....    $  46.83      $  36.66  $  36.10  $  28.03  $  26.37  $  23.43
                            --------      --------  --------  --------  --------  --------
Income from Investment
 Operations
Net Investment Income...        0.02          0.06      0.14      0.19      0.26      0.32
Net Realized and
 Unrealized Gain on
 Investments............       (2.09)        14.17      2.09     10.57      2.69      3.41
                            --------      --------  --------  --------  --------  --------
  Total from Investment
   Operations...........       (2.07)        14.23      2.23     10.76      2.95      3.73
                            --------      --------  --------  --------  --------  --------
Less Distributions
 Dividends from Net
  Investment Income.....       (0.01)        (0.07)    (0.16)    (0.20)    (0.29)    (0.31)
 Distributions from Net
  Realized Gain on
  Investments...........       (2.03)        (3.99)    (1.51)    (2.49)    (1.00)    (0.48)
                            --------      --------  --------  --------  --------  --------
  Total Distributions...       (2.04)        (4.06)    (1.67)    (2.69)    (1.29)    (0.79)
                            --------      --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $  42.72      $  46.83  $  36.66  $  36.10  $  28.03  $  26.37
                            ========      ========  ========  ========  ========  ========
Total Return(a).........       (4.56%)       41.33%     6.37%    40.57%    11.61%    16.15%
                            ========      ========  ========  ========  ========  ========
Ratios/Supplemental Data
 Net Assets, End of
  Period (000's)........    $173,810      $185,665  $139,494  $140,743  $104,214  $102,608
 Ratio of Total Expenses
  to Average Net Assets.        0.96%(b)      0.95%     0.94%     0.96%     0.99%     1.06%
 Ratio of Net Investment
  Income to Average Net
  Assets................        0.07%(b)      0.15%     0.41%     0.58%     0.97%     1.29%
 Portfolio Turnover
  Rate..................           6%           10%       12%        7%        9%        6%

-----------

(a) Does not include 2% sales charge imposed on accounts opened after August 1, 1999.

(b) Determined on an annualized basis.

                           Six Months
                              Ended             Wayne Hummer Income Fund
                          September 30,           Year Ended March 31,
                              2000       -------------------------------------------
                           (unaudited)    2000     1999     1998     1997     1996
                          -------------  -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....     $ 14.65     $ 15.21  $ 15.38  $ 14.66  $ 14.95  $ 14.69
                             -------     -------  -------  -------  -------  -------
Income from Investment
 Operations
 Net Investment Income..        0.43        0.90     0.89     0.94     0.92     1.02
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........        0.10       (0.56)   (0.17)    0.72    (0.29)    0.26
                             -------     -------  -------  -------  -------  -------
  Total from Investment
   Operations...........        0.53        0.34     0.72     1.66     0.63     1.28
                             -------     -------  -------  -------  -------  -------
Less Distributions
 Dividends from Net
  Investment Income.....       (0.43)      (0.90)   (0.89)   (0.94)   (0.92)   (1.02)
 Distributions from Net
  Realized Gain on
  Investments ..........         --          --       --       --       --       --
                             -------     -------  -------  -------  -------  -------
  Total Distributions...       (0.43)      (0.90)   (0.89)   (0.94)   (0.92)   (1.02)
                             -------     -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................     $ 14.75     $ 14.65  $ 15.21  $ 15.38  $ 14.66  $ 14.95
                             =======     =======  =======  =======  =======  =======
Total Return(a).........        3.69%       2.03%    4.74%   11.25%    4.32%    8.79%
                             =======     =======  =======  =======  =======  =======
Ratios/Supplemental Data
 Net Assets, End of
  Period (000's)........     $17,215     $18,033  $20,327  $21,304  $21,998  $25,398
 Ratio of Total Expenses
  to Average Net Assets.        1.04%(b)    1.02%    1.01%    1.01%    1.01%    0.91%
 Ratio of Net Investment
  Income to Average Net
  Assets................        5.96%(b)    5.78%    5.78%    6.00%    6.25%    6.80%
 Portfolio Turnover
  Rate..................          10%         11%      37%      28%      39%      46%

-----------

(a) Does not include 1% sales charge imposed on accounts opened after August 1, 1999.

(b) Determined on an annualized basis.

                           Six Months
                              Ended            Wayne Hummer Money Market Fund(a)
                          September 30,               Year Ended March 31,
                              2000        ------------------------------------------------
                           (unaudited)      2000      1999      1998      1997      1996
                          -------------   --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....    $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            --------      --------  --------  --------  --------  --------
Income from Investment
 Operations
 Net Investment Income..        0.03          0.05      0.04      0.04      0.04      0.05
 Less Dividends from Net
  Investment Income.....       (0.03)        (0.05)    (0.04)    (0.04)    (0.04)    (0.05)
                            --------      --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            ========      ========  ========  ========  ========  ========
Total Return............        2.91%         4.85%     4.82%     5.07%     4.80%     5.18%
Ratios/Supplemental Data
 Net Assets, End of
  Period (000's)........    $350,842      $361,187  $350,973  $298,908  $238,238  $226,273
 Ratio of Total Expenses
  to Average Net Assets.        0.73%(b)      0.72%     0.71%     0.72%     0.74%     0.79%
 Ratio of Net Investment
  Income to Average Net
  Assets................        5.75%(b)      4.74%     4.70%     4.96%     4.70%     5.04%

-----------

(a) The information in this table for periods prior to July 31, 1999, represents the performance of the Predecessor Fund, which was merged into the Money Market Fund on that date solely to change its form of legal entity.

(b) Determined on an annualized basis.

                         Wayne Hummer Investment Trust

                                 (the "Trust")



                        Wayne Hummer CorePortfolio Fund
                            Wayne Hummer Growth Fund
                            Wayne Hummer Income Fund
                         Wayne Hummer Money Market Fund

                 (each a "Fund" and, collectively, the "Funds")

                             300 South Wacker Drive
                            Chicago, Illinois 60606
                                  800-621-4477

            Statement of Additional Information dated July 31, 2000,

        As supplemented on February 28, 2001, and March 28, 2001.

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Trust's current prospectus (dated July 31, 2000), as supplemented from time to time (the "Prospectus"). The Trust's financial statements and the Report of Independent Auditors thereon from the Funds' current Annual Report to Shareholders and the financial statements (unaudited) from the Funds' current Semi-Annual Report to Shareholders are incorporated by reference into this SAI. You can get a free copy of the Prospectus, the Annual Report and/or the Semi-Annual Report to Shareholders by writing or calling the Trust.





/(R)/"Wayne Hummer" and wh [LOGO] are registered service marks of Wayne Hummer Investments L.L.C.

                             TABLE OF CONTENTS

                               -------------

                                                                          Page
                                                                          ----
Fund History...............................................................B-1

Investment Strategies, Policies, and Risks.................................B-1
     Fundamental and Nonfundamental Investment Policies....................B-1
     Investment Strategies and Associated Risks............................B-4

Management of the Trust...................................................B-14
     Trustees.............................................................B-14
     Officers.............................................................B-14
     Trustee Compensation.................................................B-15

Investment Advisory and Other Services....................................B-16
     Investment Adviser...................................................B-16
     Distributor and Shareholder Service Agent............................B-17
     Portfolio Accounting Services........................................B-18

Brokerage Allocation......................................................B-19

Shareholder Rights and Liabilities........................................B-20

Trust Name................................................................B-22

Purchase, Redemption, and Pricing of Shares...............................B-22
     Offering Price.......................................................B-23
     Redemption in Kind...................................................B-24

Taxes.....................................................................B-24

Performance Information...................................................B-25

Independent Auditors......................................................B-26

Custodian and Transfer and Dividend Paying Agent..........................B-27

Legal Counsel.............................................................B-27

Reports to Shareholders...................................................B-27

APPENDIX...................................................................A-1

                                  Fund History

     Wayne Hummer Investment Trust is a Massachusetts business trust. The Trust is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. The Trust currently consists of four series:
the Wayne Hummer CorePortfolio Fund (CorePortfolio Fund), the Wayne Hummer Growth Fund (Growth Fund), the Wayne Hummer Income Fund (Income Fund), and the Wayne Hummer Money Market Fund (Money Market Fund). The Trust was organized on September 29, 1983. Shares of the Growth Fund were first offered to the public on December 30, 1983, and shares of the Income Fund were first offered to the public on December 1, 1992. The Board of Trustees voted to change the name of the Trust from "Wayne Hummer Growth Fund Trust" to "Wayne Hummer Investment Trust," effective December 1, 1992.

     The Money Market Fund was originally organized as a separate Massachusetts business trust, the Wayne Hummer Money Fund Trust ("WHMFT"), on December 4, 1981. In July, 1999, WHMFT was reorganized as the Wayne Hummer Money Market Fund, a series of the Wayne Hummer Investment Trust. Shares of the CorePortfolio Fund were first offered to the public on August 2, 1999.

                   Investment Strategies, Policies, and Risks

Fundamental and Nonfundamental Investment Policies

     The investment objective and certain principal investment strategies of each Fund are described in the Prospectus for the Wayne Hummer Investment Trust. The following fundamental investment policies may not be changed without approval by holders of "a majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or more than 50% of the Fund's shares, whichever is less.

     The following investment restrictions, which cannot be changed without shareholder approval, apply only to the CorePortfolio Fund, the Growth Fund, and the Income Fund.

     Each Fund may not:

     (1) Invest in the securities of an issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.

     (2) Concentrate its investments in any particular industry; provided that if it is deemed appropriate for the attainment of the Fund's investment objectives, up to 25% of its total assets may be invested in any one industry.

     (3)  Make investments for the purpose of exercising control or management.

     (4) Purchase or sell real estate, commodities or commodity contracts, except that the Income Fund may enter into options on financial futures contracts.

     (5) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, except with respect to the Income Fund which may make margin deposits in connection with transactions on options, futures and options on futures.

     (6)  Make short sales of securities or maintain a short position.

     (7) Make loans to other persons; provided that the Fund may use repurchase agreements, and provided further that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments that are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in paragraph (8) below.

     (8) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

     (9) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings permitted under the investment policies of the Fund.

     (10) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     (11) (Growth Fund and Income Fund only.) Invest in the securities of any one issuer (other than the United States, its agencies or instrumentalities), if immediately after and as a result of such investment, as to 75% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

     (12) The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

     In addition to the fundamental investment policies listed above, the CorePortfolio Fund, Growth Fund and/or the Income Fund are subject to the following non-fundamental restrictions and policies (as specified below), which may be changed by the Board of Trustees without shareholder approval.

     Each Fund may not:

     (13) Invest more than 15% of its net assets in securities in illiquid securities, including repurchase agreements maturing in more than seven days.

     (14) (Income Fund only) Under normal market conditions the Income Fund will invest at least 65% of its assets in securities with an average life of between three and ten years, such that the dollar-weighted average life of its portfolio will be expected to be between three and ten years. For purposes of this Policy, average life is the weighted average period over which Wayne Hummer Management Company (the "Investment Adviser") expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to Government National Mortgage Association ("GNMA") securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life typically will be the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally will have an average life equal to their stated maturity.

     The Income Fund also may invest in other preferred or debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities) that the Investment Adviser considers likely to yield relatively high income in relation to cost.

     The following fundamental investment restrictions, which cannot be changed without shareholder approval, apply only to the Money Market Fund.

     The Fund may not:

     (1) Purchase the securities of issuers whose principal business is in the same industry (other than United States Government securities, United States Government agency or instrumentality securities or bank money instruments) if immediately after such purchase the value of the Trust's investments in such industry would exceed 25% of the value of its total assets (taken at market value at the time of each investment). For purposes of this subparagraph, the personal credit and business credit businesses of finance companies will be considered separate industries and, as to utilities, the water, gas, electric and telephone businesses will be considered separate industries.

     (2) Make loans, except that securities owned or held by the Trust may be loaned pursuant to the next paragraph; provided, however, that the Trust may purchase money market securities and enter into repurchase agreements with banks, brokers and dealers.

     (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreement, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

     (4) Purchase any securities on margin, except for use of short-term credits necessary for clearance of purchases and sales of Portfolio securities; make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     (5) Issue senior securities or borrow money except as a temporary measure for extraordinary purposes and then only in amounts not in excess of 5% of the value of its net assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments.

     (6) Mortgage, pledge or hypothecate or in any manner transfer (except as provided in paragraph (7) above) as security for indebtedness any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in paragraph (5) above.

     (7)  Act as an underwriter of securities.

     (8) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein) or commodities or commodity contracts.

     In addition, the Money Market Fund is subject to the following non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval.

     The Fund may not:

     (1) Invest more than 10% of its assets in securities (including repurchase agreements maturing in more than seven days) which are considered illiquid.

     The Money Market Fund may follow other non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth above, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Money Market Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by nationally recognized ratings services, according to Rule 2a-7. The Money Market Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

     If any applicable percentage restriction contained in the foregoing investment restrictions is satisfied at the time the securities subject thereto are purchased, a Fund will not be required to dispose of such securities in the event that the percentage restriction subsequently is exceeded due to a fluctuation in the value of such securities or other securities of the portfolio or a fluctuation in the number of outstanding securities of the issuer. Notwithstanding the foregoing, with respect to the CorePortfolio Fund, the Growth Fund, and the Income Fund, if the percentage restrictions contained in paragraphs (9) or (12) are violated due to a subsequent fluctuation in portfolio value, a Fund will be entitled, as a condition that must be a part of all loans subject to paragraph (8) and all borrowings subject to paragraph (12), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction. Notwithstanding the foregoing, with respect to the Money Market Fund, if the percentage restrictions contained in paragraphs (3) or (5) above are violated due to a subsequent fluctuation in the portfolio value, the Fund will be entitled, as a condition that must be part of all loans subject to paragraph (3) and all borrowings subject to paragraph (5), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction.

Investment Strategies and Associated Risks

     The following section describes the Funds' investment strategies, including strategies to invest in a particular type of security, that are not principal strategies and the risks of such strategies. Unless otherwise noted, consistent with their respective investment objective(s), policies and restrictions, each Fund may employ the strategies discussed in this section.

Cash Equivalents and Short-Term Investments

     United States Government Securities. Subject to its respective investment objective and policies, each Fund may invest to some extent in U.S. Government Securities, including securities issued by its agencies and instrumentalities. United States Government Securities are marketable debt securities which are issued by and are a direct obligation of the United States Treasury. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years.
All Treasury securities are direct obligations of the United States Government and generally are considered the safest forms of investment, since no borrower has a higher credit rating than the United States Government.

     United States Government Agency and Instrumentality Securities. Subject to its respective investment objective and policies, each Fund may invest to some extent in United States Government Agency and Instrumentality Securities.
United States Government Agency and Instrumentality Securities are marketable debt securities issued or guaranteed by agencies and instrumentalities of the United States Government. Although these securities are not direct obligations of the United States Government, some are supported by the full faith and credit of the Treasury, such as Government National Mortgage Association pass-through certificates; others are supported to the extent of the right of the issuer to borrower from the Treasury, such as Federal Home Loan Bank bonds and notes; while others solely depend on the credit of the agency or instrumentality and not the Treasury, such as Federal National Mortgage Association debentures and notes. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Variable Rate Securities. Subject to its respective investment objective and policies, each Fund may invest to some extent in Variable Rate Securities. United States Government Agencies and Instrumentalities may also issue securities having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

     The maturity of Variable Rate Securities are determined in accordance with the SEC rules that allow the trust to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies or instrumentalities.

     Time Deposits, Certificates of Deposit and Bankers' Acceptances. Subject to its respective investment objective and policies, each Fund may invest to some extent in time deposits ("TDs"), certificates of deposits ("CDs"), and bankers' acceptances. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs generally are short-term, interest-bearing negotiable certificates evidencing the obligation of a commercial bank to repay funds deposited with it for a specified period of time. TDs maturing in more than seven days will be considered illiquid for purposes of each Fund's respective limitation on investment in illiquid securities. Investments in TDs generally are limited to domestic banks having total assets in excess of one billion U.S. dollars or to foreign branches of such domestic banks, and investments in CDs and bankers' acceptances are limited to domestic or Canadian banks having total assets in excess of one billion dollars. CDs issued by domestic branches of domestic banks do not benefit materially, and TDs issued by foreign branches of domestic banks do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

     Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals, based upon a specified market rate that is considered by the issuers to be representative of the then-prevailing certificate of deposit rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit also may contain provisions whereby the issuing banks agree to repurchase such instruments at par on any coupon date, on any rate adjustment date, or on any date after a specified holding period. Variable rate certificates of deposit normally carry a higher initial interest rate than fixed rate certificates of deposit with shorter maturities because the issuing bank pays a premium for the use of the money for a longer period of time. With respect to variable rate certificates of deposit maturing in one year or less from the time of purchase, the Trust uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity.

     Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date, is liable for payment. Most acceptances have maturities of six months or less, and are traded in secondary markets prior to maturity.

     The Money Market Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States, has total assets of at least $1 billion, and is a member of the FDIC, although the securities in which the Trust invests may not be insured by the FDIC. The Money Market Fund may not invest in money market instruments issued by foreign banks or foreign branches of domestic banks.

     Both domestic banks and foreign branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.
In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of this industry.

     As a result of the foregoing Federal and state laws and regulations, domestic banks, among other things, are required to maintain specified levels of reserves, limited in amounts which they can loan a single borrower, and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

     Repurchase Agreements. Subject to its applicable investment objective(s), policies and restrictions, each Fund may enter into repurchase agreements. Repurchase Agreements are instruments under which the purchaser (e.g., the Fund) acquires ownership of the obligation (underlying security), and the seller (a broker-dealer or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return for the period. Repurchase agreements usually are for short periods, frequently less than one week. The securities underlying a repurchase agreement will be marked-to-market every business day, so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. The Funds must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System.

     Should the value of the underlying securities decline, the issuer of the repurchase agreement is required to provide the Fund with additional securities so that the aggregate value of the underlying securities is equal to the repurchase price. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements will be limited to transactions with financial institutions believed by the Investment Adviser to present minimal credit risk.

     The Funds each may enter into repurchase agreements with a securities dealer or a bank that is a member of the Federal Reserve System. The Money Market Fund may only enter into repurchase agreements with respect to underlying United States Government or United States Government agency or instrumentality securities, certificates of deposit, commercial paper or bankers' acceptances in which the Trust may otherwise invest, as described above. The Trust's Investment Adviser will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's respective limitation on investment in illiquid securities.

     Commercial Paper. Subject to its respective investment objective and policies, each Fund may invest to some extent in commercial paper issued in reliance on the exemption from Section 3(a)(3) ("Section 3(a)(3) paper") of the Securities Act of 1933, as amended (the "Securities Act"). Such commercial paper is generally issued by major corporations, and may be issued only to finance current transactions and must mature in nine months or less. Although
Section 3(a)(3) paper is not restricted as to the types of investors to whom it may be sold, it is purchased primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     As discussed more fully below, the Fund also may invest in money market instruments issued in reliance on the exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"), which are restricted as to disposition under the federal securities laws. Section 4(2) paper generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to a public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is often resold to other institutional investors through or with the assistance of investment dealers or on an automated trading system operated by the National Association of Securities Dealers, Inc., which provides liquidity to the Section 4(2) paper market. The Investment Adviser generally believes there is no significant difference between Section 3(a)(3) and Section 4(2) commercial paper in terms of market or trading characteristics or of the quality of the issuers and that, despite the legal restrictions thereon, Section 4(2) paper has typically been no less liquid or saleable than Section 3(a)(3) paper.

     Section 4(2) Paper and Other "Restricted" Securities. The Money Market Fund may invest in money market instruments issued in a private placement under
Section 4(2) of the Securities Act. Securities issued pursuant to Section 4(2) include instruments similar in nature to commercial paper, but which are not entitled to the exemption afforded commercial paper by Section 3(a)(3) of the Securities Act because they were issued to finance other than current transactions or were issued with a maturity greater than nine months. The Investment Adviser considers Section 4(2) paper generally to be liquid. If a particular investment in Section 4(2) paper is determined not to be liquid, however, based on specified standards, the investment will be included within the Fund's limitation on investments in illiquid securities. The Board of Trustees has approved guidelines and procedures adopted by the Investment Adviser, and has delegated the day-to-day function of determining and monitoring the liquidity of securities to the Investment Adviser. The Board, however, will retain oversight and be ultimately responsible for the determination.

     In addition to Section 4(2) paper, other types of "restricted" money market instruments that meet the Money Market Fund's credit, maturity, and other investment criteria (such as high quality bonds with less than one year remaining to maturity) could be purchased or sold by the Fund in a private placement.

Hybrid Securities

     Convertible Securities. Subject to its respective investment objective and policies, the Growth Fund and the Income Fund each may invest to some extent in convertible securities, the ratings of which correspond to other permissible Fund investments. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Funds generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Fixed-Income Securities

     High-Yield, High-Risk Fixed-Income Securities. Subject to its specific investment objective and policies, the Income Fund may invest up to 20% of its assets in fixed-income securities below investment grade offering high current income. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer. However, high-yield (high-risk), fixed-income securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated.

     Lower rated and non-rated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and qualities. These lower-rated or non-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such lower rated or non-rated securities tend to react to individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions regarding lower-rated and non-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     These and other factors adversely affecting the market value of high-yield securities may adversely affect the Income Fund's net asset value. High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing among other factors. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     The Income Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price of such securities. The Income Fund's ability to dispose of particular issues may also make it more difficult for the Income Fund to obtain accurate market quotations for purposes of valuing its assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     Zero Coupon Securities and Pay-In-Kind Bonds. The Income Fund and the Money Market Fund each may invest in zero coupon securities, pay-in-kind bonds, and deferred interest bonds. The zero coupon securities in which the Fund may invest are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, the unmatured interest coupons or interests in such U.S. Treasury securities or coupons. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The buyer receives only the right to receive a fixed payment on a certain date in the future. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality.

     Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon, pay-in-kind, or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Income Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Income Fund may obtain no return at all on its investment. In addition, pay-in-kind bonds are generally issued by corporations whose cash flows are currently insufficient to service the intended debt and whose balance sheets already reflect a significant amount of debt. The utilization of pay-in-kind bonds has the effect of adding to this debt burden and results in greater risk to the investor.

     Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, the Income Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy these distribution requirements.

     Municipal Obligations. The Income Fund may invest in Municipal Obligations, the ratings of which correspond with the ratings of other permissible Income Fund investments. Municipal Obligations are debt obligations issued by states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities, which bear fixed, variable or floating rates of interest. Although many Municipal Obligations are exempt from federal income tax, the Fund intends to invest in taxable Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, and certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, issued by municipalities. Although such agreements are obligations of a municipality, no assurance can be given that the municipality will appropriate funds for such lease payments.

     Municipal Obligations are classified as general obligation bonds, revenue or "special obligation" bonds, or notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues.

     The Fund may also purchase certificates of participation in trusts that hold Municipal Obligations. A certificate of participation gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's interest bears to the total principal amount of the Municipal Obligation. These certificates of participation may have a variable or fixed rate. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Obligation supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying Municipal Obligation and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates of participation is based primarily upon the rating of the Municipal Obligation held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.


Pass-Through Securities

     The Income Fund and The Money Market Fund each may invest in various fixed-income obligations backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues.

     Collateralized Mortgage Obligations. The Income Fund may purchase or sell collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes.

     Mortgage-Backed Securities. The Income Fund and Money Market Fund each may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Income Fund.

     Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Income Fund. This principal is returned to the Income Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

     Asset-Backed Securities. The Income Fund and Money Market Fund each may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     The underlying assets (e.g., loans) are often subject to prepayments, which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.


Hedging Transactions

     The CorePortfolio Fund, Growth Fund, and the Income Fund each may engage in hedging strategies. The Investment Adviser may cause the Funds to use a variety of financial instruments, including options on securities, financial futures contracts, and options on financial futures contracts, to attempt to hedge a Fund's holdings.

     Options on Securities and Indices. Subject to their applicable investment objective(s), policies, and restrictions, the CorePortfolio Fund, the Growth Fund, and the Income Fund each may invest in options. The Funds may enter into closing transactions, exercise their options, or permit them to expire. Each of the Funds intend to engage in such transactions at times when it appears advantageous to its Investment Adviser to do so in order to hedge against the effects of market conditions and to protect the value of its assets. Neither Fund currently engages in or currently plans to engage in the practice of writing covered call options.

     A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). In effect, the buyer of a put option who also owns the related stock is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to sell that security. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). At times a Fund may wish to establish a position in securities upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the stock at the cost of the call option plus the exercise price of the option. The Fund will benefit only if the market price of the related investments is above the call price plus the premium during the exercise period, and the call is either exercised or sold at a profit. This procedure also provides some protection from an unexpected downturn in the market because a Fund would be at risk only for the amount of the premium paid for the call option which the Trust's Investment Adviser may, if it chooses, permit to expire.

     When the Fund writes (sells) a covered call option, it will receive a premium from the buyer of the option and will be obligated to sell the related securities at the specified price if the option is exercised before the expiration date. A call option is considered "covered" when the writer (seller), in this case the Fund, already owns the underlying securities. In determining whether a covered call option will be written on one of a Fund's securities, the Investment Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option. The Funds do not consider a security covered by a call to be "pledged," as that term is used in paragraph (9) above, limiting the pledging or mortgaging of Fund assets. If an option written (sold) by a Fund is not exercised, the Fund will profit from the premium received and, in the event of a decline in the market value of the related securities, will be able to offset depreciation in such securities to the extent of the premium received. While holding securities during the term of a related option written by a Fund, the Fund may be exposed to possible decreases in the value of such securities that may otherwise have been avoided if the securities had been sold. In the event the market value of the related securities increases and the holder does exercise the call option, a Fund will recognize capital appreciation in the related securities only to the extent of the exercise price plus the amount of premium paid and may forfeit an opportunity to realize profit from any increase in the value of the underlying security above the exercise price plus the premium.

     As part of their options transactions, the CorePortfolio Fund, the Growth Fund, and the Income Fund each may also purchase index options. Through the purchase of index options, a Fund can achieve many of the same objectives as through the purchase of options on individual securities. Options on securities indices are similar to options on a security, except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of an option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The value of a stock index option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Investment Adviser may purchase call index options as a hedge against a general increase in the price of securities in connection with either sales of portfolio securities or deferrals of purchases of securities it may desire to purchase at a later date. Put index options may be purchased as a hedge against a general decline in the value of securities, rather than selling portfolio securities. Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities that are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or exercised at a profit prior to expiration, a Fund will forfeit its entire investment in the option, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

     Financial Futures Contracts. The Income Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or equity market conditions that otherwise might affect adversely the value of securities that the Income Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund, and futures contracts subject to outstanding options written by the Income Fund, would exceed 50% of the total assets of the Income Fund.

     Although some futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset, or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Income Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time the Income Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Income Fund's return.

     Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, a Fund's overall performance may be poorer than if no such contracts had been entered into by the Fund. There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market, and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If any of these events should occur, the Income Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

     Options on Financial Futures Contracts. The Income Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Income Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Income Fund may expire worthless, in which case the Income Fund would lose the premium paid therefor.


Other Investment Policies and Techniques

     Cash Management. The Trust has received permission from the SEC to allow the CorePortfolio Fund, the Growth Fund, and the Income Fund each to invest, for cash management purposes, up to 25% of each investing Fund's respective total net assets in the Money Market Fund, provided that such investment is consistent with the Funds' investment policies and restrictions. Based upon the Funds' assets invested in the Money Market Fund, the Investment Adviser will credit the Growth Fund and/or the Income Fund or waive its investment advisory and any other fees earned as a result of the Funds' investments in the Money Market Fund. The investing Fund will bear expenses of the Money Market Fund on the same basis as all of the shareholders of the Money Market Fund.

     Delayed Delivery Transactions. The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. When the Income Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities, and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Income Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value, so long as the commitment remains in effect. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

     To the extent the Income Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell these securities before the settlement date if deemed advisable. Because the Income Fund is required to set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Income Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

     Lending of Fund Securities. Subject to its applicable investment objective(s), policies, and restrictions, each Fund may lend its portfolio securities under the following conditions: (i) the collateral to be received from the borrower will be invested in short-term securities, the income from which will increase the return to the Fund; (ii) the Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to dividends, interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (iii) such loans will be terminable within three business days; and (iv) upon termination of the loan, the Fund will receive securities which are of the same class and issue as those loaned. In the event that the borrower of such loaned securities fails financially, the Fund might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Fund may pay reasonable fees to persons not affiliated with the Fund, as defined in the 1940 Act, in connection with the arranging of such loans.

     Temporary Defensive Positions. The Growth Fund and Income Fund each may, from time to time, take temporary defensive measures that are inconsistent with their respective principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Growth Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, United States government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or it may retain cash. The Income Fund may hold cash or cash equivalents. In taking such measures, a Fund may not achieve its investment objective.


Ratings

     The Growth Fund may make limited investments in bonds and convertible debentures rated not less than BBB by S&P or Baa by Moody's. The Growth Fund may also invest on a temporary defensive basis all or part of its assets in investment-grade commercial paper.

     The Income Fund may invest in securities that are given ratings by Moody's and/or S&P. After purchase by the Income Fund, such a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Fund. Neither event will require a sale of such security by the Income Fund. However, the Investment Adviser will consider such event in its determination of whether the Income Fund should continue to hold the security. To the extent that the ratings given by Moody's and/or S&P may change as a result of changes in such organizations or their rating systems, the Income Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

     The Money Market Fund will limit its investments in order to comply with applicable laws and regulations, in particular to comply with the various requirements of SEC Rule 2a-7, which regulates money market funds. The Money Market Fund will determine its ability to consider a security as having received the requisite short-term ratings by nationally recognized ratings services according to Rule 2a-7. In general, the Money Market Fund will purchase only those securities rated in one of the two highest short-term categories (determined without regard for sub-categories or gradations) by two nationally recognized ratings services or which the Fund determines otherwise to be eligible for purchase under the requirements of Rule 2a-7.

     See the Appendix to this Statement of Additional Information for an explanation of ratings.

                            Management of the Trust

     The executive officers of the Trust manage its day-to-day operations and are accountable to the Board of Trustees. The Board of Trustees sets broad policies for the Trust and chooses its executive officers. The following is a list of the trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years. Unless otherwise noted, the address of each of the following trustees and executive officers is 300 South Wacker Drive, Chicago, Illinois 60606. Trustees who are "interested persons," as defined in the 1940 Act, are indicated with an asterisk.


Trustees

     Steven R. Becker/*/ (49), Chairman of the Board of Trustees of the Trust; Principal, Wayne Hummer Investments L.L.C. (Wayne Hummer); prior to April 1, 1996, Partner, Wayne Hummer & Co.; Director and former Vice President, Wayne Hummer Management Company; formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     Charles V. Doherty/*/ (66), 3 First National Plaza, Suite 1400, Chicago, Illinois 60602; Managing Director, Madison Asset Group, Chicago, Illinois (registered investment adviser); Director, Lakeside Bank, Chicago, Illinois (Illinois state-chartered bank); Director, Knight Trading Group, Inc. (holding company for securities broker); Director, Howe Barnes Securities, Inc. (securities broker); Director, Brauvin Capital Trust (REIT); Director,
Bank of America Financial Products; formerly Trustee, Wayne Hummer Money Fund Trust, 1994-1999.

     Joel D. Gingiss (57), 207 Hazel, Highland Park, Illinois 60035; Attorney, Rosing, Smith, Eriksen, Zeit and Stanczak, Ltd., May 2000 to present; formerly Assistant State's Attorney, Lake County, Illinois, September 1993 to May 2000; formerly Chairman of the Board of Directors and President, Gingiss International, Inc. (franchisor of Gingiss Formalwear Stores); past President, International Franchise Association; formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     Patrick B. Long (57), 58 Parkland Plaza, Ann Arbor, Michigan 48103; Chairman and Director, OG Technologies, Inc. (surface measurement technology company); formerly Chairman and Chief Executive Officer, KMS Industries, Inc. (fusion energy research); formerly Chairman and Director, AVIQS LLC (machine vision company); formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     David P. Poitras/*/ (39), Vice Chairman of the Board of Trustees of the Trust; Vice President of the Trust; formerly President, Wayne Hummer Money Fund Trust, August 1993 - July 1999; Vice President, Wayne Hummer Management Company since May, 1992 and Director since January 2000; Principal, Wayne Hummer; prior to April 1, 1996, Partner, Wayne Hummer & Co.; Bond Department Manager, Wayne Hummer.

     James J. Riebandt (50), 1237 South Arlington Heights Road, Arlington Heights, Illinois 60005; Member, Riebandt & DeWald, P.C. (law firm); Director, Haeger Automotive Group (car dealership); Director, Holy Cross High School Alumni Education Endowment Fund.

     Eustace K. Shaw (75), 200 First Avenue E., Newton, Iowa 50208; Chairman of the Board of Directors, B. F. Shaw Printing Co.; formerly publisher, Newton Daily News; formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     Messrs. Becker, Doherty, and Poitras are members of the Trust's Executive Committee. The Executive Committee is elected by the Board of Trustees and is composed of three trustees, two of whom are officers, directors, or employees of Wayne Hummer Management Company and/or Wayne Hummer Investments L.L.C. The Executive Committee is empowered to exercise such powers and authority of the Board of Trustees, as the Board may determine, when the Board of Trustees is not in session and as are consistent with law.


Officers

     Information about Mr. Poitras, Vice President of the Trust, appears above under "Trustees." The remaining officers of the Trust are as follows:

     Thomas J. Rowland (54), President of the Trust; President and Director, Wayne Hummer Management Company; formerly Vice President, Wayne Hummer Money Fund Trust, July 1987-July 1999; formerly Vice President of the Trust and Wayne Hummer Management Company; Principal, Wayne Hummer; prior to April 1, 1996, Partner, Wayne Hummer & Co.

     Jean M. Maurice (37), Treasurer and Assistant Secretary of the Trust; formerly Treasurer, Wayne Hummer Money Fund Trust, March 1988-July 1999.

     Robert J. Moran (54), Secretary of the Trust; Partner, Vedder, Price, Kaufman & Kammholz (law firm); formerly Secretary, Wayne Hummer Money Fund Trust 1981-July 1999.

Trustee Compensation

     The individuals in the following table serve on the Trust's Board of Trustees. The Trust pays each Trustee who is not an interested person of the Trust, as defined in the Investment Company Act of 1940, (each a "Disinterested Trustee" and collectively, the "Disinterested Trustees") $10,000 per year, plus $1,000 per meeting attended, and reimburses each Disinterested Trustee for the travel and other expenses that he incurs in attending meetings. Each Fund pays a proportionate share of the Disinterested Trustees' compensation. The trustees who are interested persons, as defined in the Investment Company Act of 1940, and the officers of the Trust are compensated by Wayne Hummer Management Company, not the Trust.

     The following table provides compensation details for each of the trustees. The table shows the aggregate compensation that each trustee entitled to compensation received from each Fund and the total amount of compensation paid to each such trustee by all Wayne Hummer Trusts. All information shown is for the fiscal year ended March 31, 2000.

                                                           Pension or
                                                       Retirement Benefit        Total Compensation
                      Aggregate Compensation from      Accrued As Part of        From Fund Complex
      Trustee                Each Fund  *                 Fund Expenses          Paid to Trustees *
--------------------  ---------------------------      -------------------      -------------------
Joel D. Gingiss       Core Portfolio Fund $   325               $0                      $18,500
                              Growth Fund $ 7,158
                              Income Fund $   857
                        Money Market Fund $10,160

Patrick B. Long       Core Portfolio Fund $   325               $0                      $18,000
                              Growth Fund $ 6,658
                              Income Fund $   857
                        Money Market Fund $10,160

Eustace K. Shaw       Core Portfolio Fund $   325               $0                      $17,000
                              Growth Fund $ 6,223
                              Income Fund $   792
                        Money Market Fund $ 9,660

James J. Riebandt     Core Portfolio Fund $   325               $0                      $10,000
                              Growth Fund $ 3,152.50
                              Income Fund $   362.50
                        Money Market Fund $ 6,160
--------------------



* The compensation reflected for the Money Market Fund includes payments made to the Trustees by Wayne Hummer Money Fund Trust ("WHMFT") prior to July 30, 1999. WHMFT was reorganized as the Wayne Hummer Money Market Fund on July 30, 1999. Mr. Riebandt was elected to the Board of Trustees on June 30, 1999.

     As of June 30, 2000, the trustees and officers as a group beneficially owned less than 1% of the outstanding shares of the Trust. As of June 30, 2000, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 3.57% of the outstanding shares of the Growth Fund, 4.29% of the outstanding shares of the Income Fund, 10.32% of the outstanding shares of the CorePortfolio Fund and 0.54% of the outstanding shares of the Money Market Fund, which constituted 0.66% of the aggregate outstanding shares of the Trust as of that date. Messrs. Rowland, Cannova, Reilly, Kratzer, and Poitras, as trustees of the Retirement Plan, may be deemed to have beneficial ownership of the percentage of shares of the Funds and the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are Principals of Wayne Hummer, the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and Wayne Hummer Management Company.

     As of June 30, 2000, other than the Retirement Plan, there were no shareholders of record, nor was the Trust aware of any beneficial shareholders, who held 5% or more of any Fund's shares.

                    Investment Advisory and Other Services

      Investment Adviser. Subject to the review of the Board of Trustees, Wayne Hummer Management Company acts as investment adviser to the Trust and provides the Trust with operating facilities and management services (the "Investment Adviser") under the terms of an Investment Advisory and Management Agreement.

     The shareholders of the Investment Adviser are the voting members of Wayne Hummer Investments L.L.C. ("Wayne Hummer"), a Delaware limited liability company, who own shares in proportion to their percentage of voting membership interests. Wayne Hummer, a registered broker-dealer firm, acts as the Trust's distributor and shareholder service agent (see "Distributor and Shareholder Service Agent" below). As noted above under "Management of the Trust," certain of the members of Wayne Hummer are also officers, directors, or employees of the Investment Adviser, as well as officers and "interested persons," as defined in the 1940 Act, of the Trust. Moreover, Wayne Hummer may be deemed to be an affiliated person of the Investment Adviser and the Trust.

     Steven R. Becker, Director; G. Ted Becker, Treasurer; Philip Wayne Hummer, Director; Raymond L. Kratzer, Chairman and Director; David P. Poitras, Vice President and Director; Thomas J. Rowland, President and Director; Richard Wholey, Director; Mark H. Dierkes, Vice President and Secretary; Amy Goeldner, Vice President; Grove N. Mower, Vice President; and Damaris E. Martinez, Vice President, Operations are the executive officers and directors of the Investment Adviser.

     The services and facilities provided and paid for by the Investment Adviser under the Investment Management and Advisory Agreement include investment advisory and portfolio management services; administrative services, office space, and basic facilities for management of the Trust's affairs (other than distribution of the Trust's shares and the furnishing of shareholder services, as described below); and compensation of all officers, trustees of the Trust who are "interested persons," as defined in the 1940 Act, of the Trust, and other personnel of the Trust for their services to the Trust. The Trust pays all other expenses incurred in its operation that are properly payable by the Trust. Certain of these expenses may be advanced on behalf of the Trust by the Investment Adviser or the Shareholder Service Agent and will be reimbursed to such party by the Trust.

     As compensation for its investment advisory and management services to the Funds, the Investment Adviser receives from each Fund an annual investment advisory fee, computed and accrued daily and payable monthly, based upon each Fund's respective average daily net assets as follows:

Name of Fund          Average Daily Net Asset Value    Fund Management Fee
------------          -----------------------------    -------------------
CorePortfolio Fund    For all net assets                     0.400%

Growth Fund           For the first $100 million             0.800%
                      For the next $150 million              0.650%
                      For all assets over $250 million       0.500%

Income Fund           For the first $100 million             0.500%
                      For the next $150 million              0.400%
                      For all assets over $250 million       0.300%

Money Market Fund     For the first $500 million             0.500%
                      For the next $250 million              0.425%


Name of Fund          Average Daily Net Asset Value    Fund Management Fee
------------          -----------------------------    -------------------
                      For the next $250 million              0.375%
                      For the next $500 million              0.350%
                      For the next $500 million              0.325%
                      For the next $500 million              0.300%
                      For all assets over $2.5 billion       0.275%

     For the fiscal year ended March 31, 2000, the CorePortfolio Fund paid the Investment Adviser $52,748 under the Investment Advisory and Management Agreement, of which the Investment Adviser waived $6,254, for a net fee of $46,494. For the fiscal years ended March 31, 2000, 1999 and 1998, the Growth Fund paid the Investment Adviser $1,162,674, $1,030,442, and $950,496, respectively, under the Investment Advisory and Management Agreement. For the fiscal years ended March 31, 2000, 1999, and 1998, the Income Fund paid the Investment Adviser $95,654, $103,836, and $110,478, respectively, under the Investment Advisory and Management Agreement. For the fiscal years ended March 31, 1999 and 1998, WHMFT, which was reorganized as the Money Market Fund in July 1999, paid the Investment Adviser $1,587,540 in 1999 and $1,311,192 in 1998,
under an Investment Advisory and Management Agreement between WHMFT and the Investment Adviser. For the fiscal year ended March 31, 2000, WHMFT and the Money Market Fund paid the Investment Adviser, in the aggregate, $1,746,900 under the respective Investment Advisory and Management Agreements. The Investment Advisory and Management Agreement between the Money Market Fund and the Investment Adviser contains substantially the same terms and conditions, including the fees payable under the agreement.

     The Investment Adviser has agreed to waive its fee to the extent that a Fund's ordinary operating expenses during any fiscal year, including its own fee, exceed 0.75% of the average daily net assets of the CorePortfolio Fund, 1.5% of the respective average daily net assets of the Growth Fund or the Income Fund, or 1.0% of the average daily net assets of the Money Market Fund, computed on an annual basis. Expenses that are not subject to this limitation are interest, taxes, brokerage commissions, and extraordinary items such as litigation costs. For the fiscal years ended March 31, 2000, 1999, and 1998, the Investment Adviser was not required to reimburse the Funds for any expenses in excess of any applicable expense limitation or to waive its fees, except for the waiver of $6,254 with respect to the CorePortfolio Fund.

     The Adviser has entered into an expense limitation agreement with the Trust, pursuant to which the Adviser has agreed to waive or limit its fees so that the total annual ordinary operating expenses of the CorePortfolio Fund (which excludes interest, taxes, brokerage commissions, and extraordinary expenses, such as litigation or other expenses not incurred in the ordinary course of the Fund's business) do not exceed 0.75% of the Fund's average daily net assets. In addition, the Adviser has paid organizational expenses of the Fund in the amount of $15,000.

     The expense limitation agreement provides that these expense limitations shall continue so long as the Investment Advisory and Management Agreement is in effect. The Fund will at a later date reimburse the Adviser for management fees waived, organization expenses, and other expenses assumed by the Adviser during the previous five years, but only if, after such reimbursement, the Fund's expense ratio does not exceed 0.75% of the Fund's average daily net assets. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

     Distributor and Shareholder Service Agent. Pursuant to a Distribution Agreement, Wayne Hummer, 300 South Wacker Drive, Chicago, Illinois 60606, the voting members of which own all the outstanding shares of the Investment Adviser, is the principal underwriter and distributor of the Funds' shares in the continuous offering of the Trust's shares. Wayne Hummer also acts as the Funds' Shareholder Service Agent pursuant to a Shareholder Service Agreement.

     Under these agreements, Wayne Hummer directly or through other firms, as discussed below, provides information and services to existing and potential shareholders such as processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares as well as transmitting purchase orders to the Trust's transfer agent; maintaining records of shareholders' transactions for federal and state tax and securities law purposes as well as for other purposes; preparing and transmitting federal and state tax informational returns relating to share transactions to shareholders and governmental agencies; recording dividends on shareholders' brokerage accounts with Wayne Hummer and forwarding cash dividends to shareholders; generating and transmitting transaction confirmations (if required) and periodic statements to shareholders; transmitting redemption requests to the Trust's transfer agent and transmitting the proceeds of redemption of shares pursuant to shareholder instructions when such redemption is effected through Wayne Hummer other than in connection with the check writing privilege of the Money

Market Fund; transmitting proxy materials and reports to the Funds' shareholders; maintaining the automatic share purchase and redemptions "sweep program," as described in the Funds' Prospectus; providing telephonic and written communications with respect to shareholder account inquiries and serving as the primary interface with existing and potential shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising, and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

     Wayne Hummer may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing shareholders as Shareholder Service Agent, including such costs as postage; data entry, modification and printout; stationery; tax forms; and all external forms or printed material. However, Wayne Hummer does not receive a fee from the Trust, nor is it reimbursed by the Trust for any expenses it incurs in its capacity as Distributor of the Trust's shares.

     Wayne Hummer may appoint various broker-dealer firms to assist in providing distribution services for the Trust and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Trust under service agreements. Wayne Hummer may pay these broker-dealers and other firms a fee for their services.

     As of January 1, 1991 the Investment Adviser entered into an agreement with Wayne Hummer (which agreement was amended and restated as of July 31, 1999) whereby the Investment Adviser agreed to pay to Wayne Hummer the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 35% of the gross revenues generated from the rendering of investment advisory services to the Trust, not to exceed in the aggregate for a particular fiscal year, however, the net profit (before taxes and before payment of the fees so payable) earned by the Investment Adviser for such year for the rendering of such advisory services, and (b) for services rendered by Wayne Hummer to Trust shareholders under the Shareholder Service Agreement, an amount equal to 130% of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services.

     Wayne Hummer receives no compensation from the Funds as Distributor and pays all expenses of distribution of the Trust's shares not otherwise paid by dealers or other financial services firms. As discussed in the Prospectus, Wayne Hummer retains the applicable sales charge upon the purchase of CorePortfolio Fund, Growth Fund and Income Fund shares and pays out all of this sales charge or may allow concessions or discounts to firms for the sale of CorePortfolio Fund, Growth Fund and Income Fund shares on applicable sales.

     Prior to April 1, 1996, Wayne Hummer & Co. was the Trust's Distributor and Shareholder Service Agent. Effective as of April 1, 1996, Wayne Hummer & Co., which was organized as an Illinois limited partnership, was reorganized as a Delaware limited liability company and is now known as Wayne Hummer Investments L.L.C. Each of the general partners of Wayne Hummer & Co. became voting members of Wayne Hummer Investments L.L.C. The following persons, all of whom, except as specified, are located at 300 South Wacker Drive, Chicago, Illinois 60606, have been members or employees of Wayne Hummer, and/or partners of Wayne Hummer's predecessor Wayne Hummer & Co., for at least the past five years, and are presently members of Wayne Hummer: William B. Hummer; Philip Wayne Hummer; Harry Flagg Baum; Philip M. Burno; Joseph A. Piekarczyk; George T. Becker; Steven R. Becker; W. Douglas Carroll; Richard J. Kosarek; Raymond L. Kratzer; Jean E. Williams; Linda C. Becker; Thomas J. Rowland; Laura A. Kogut; David P. Poitras; Richard Wholey, Jr.; Peder H. Culver; Daniel G. Hack; Ronald A. Tyrpin; Lawrence
H. Weisz; Floyd E. Siegel; Philip Scott Park; and Mark H. Dierkes. Mr. Dierkes became a voting member of Wayne Hummer on January 1, 2000 and was an employee of Wayne Hummer from July 7, 1996 through December 31, 1999. For approximately seventeen years prior to July 7, 1996, Mr. Dierkes worked as a portfolio manager for Protection Mutual Insurance Co. (now FM Global), 300 South Northwest Highway, Park Ridge, IL 60068. The George E. Barnes Family Trust (George E. Barnes, grantor of the Family Trust, was a founding partner of Wayne Hummer & Co. and was a general partner through March, 1986. Mr. Barnes' address is 46-730 Amir Drive, Palm Desert, California 92260.) is a Class C Member of Wayne Hummer and prior to April 1, 1996 had been a limited partner of Wayne Hummer since April, 1986. Robert F. Kahlfeldt, 2 S 484 Burning Trail, Wheaton, Illinois 60187, is a non-voting member of Wayne Hummer. Prior to January 1, 1999, he was a voting member of Wayne Hummer, and prior to April 1, 1996, he was a general partner of Wayne Hummer & Co. William A. Rogers, 421 Brawley Place, Wheaton, IL 60187, is a non-voting member of Wayne Hummer. Prior to January 1, 2000, he was a voting member of Wayne Hummer, and prior to April 1, 1996, he was a general partner of Wayne Hummer & Co.

     Portfolio Accounting Services. The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement") between the Investment Adviser and the Trust. Under this agreement, the Investment Adviser maintains the accounting books and records for each Fund constituting the record forming the basis for that Fund's financial statements; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the daily net asset value of each Fund; maintains all records of a financial nature for each Fund's transactions; and processes special ledgers and other reports when requested. The Accounting Agreement continues in effect until terminated by either the Investment Adviser or the Trust upon 60 days' prior written notice. In addition, the Trust may terminate the Accounting Agreement without prior written notice to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

     Under the Accounting Agreement, the Investment Adviser receives, as compensation for its accounting services to the Trust, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of each Fund's respective average daily net assets. Such fee shall not exceed $15,000 per Fund per year. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs that are incurred in providing pricing and software services. The Investment Adviser has agreed to waive the accounting services fee applicable to the CorePortfolio Fund for the one-year period ending on July 31, 2000. For the services provided under the Accounting Agreement, each Fund paid the Investment Adviser the dollar amounts set forth in the table below for the last three fiscal years:

                         Fiscal Year Ended 3/31
                        -------------------------
                         2000     1999     1998
                        -------  -------  -------
CorePortfolio Fund      $ 3,938    NA       NA
Growth Fund             $23,380  $20,728  $19,640
Income Fund             $17,313  $18,577  $18,709
Money Market Fund/*/    $27,743  $25,202  $24,602

-----------------

/*/ Amounts shown for the Money Market Fund for fiscal years 1998 and 1999 and for the period from April 1 to July 31, 1999, were actually paid by WHMFT, which was reorganized as the Wayne Hummer Money Market Fund in July 1999. The Money Market Fund has entered in to a fund accounting agreement under substantially the same terms and conditions as WHMFT, including the fees payable under the Accounting Agreement.

     The Accounting Agreement was initially approved at the October 25, 1994 meeting of the Board of Trustees by a majority of the trustees who are neither parties to the Accounting Agreement nor "interested persons," as defined in the 1940 Act, of any such party and shall continue in effect, as amended from time to time, until terminated.


The Adviser, the Trust, and Wayne Hummer have adopted a joint code of ethics. Access persons (as defined in the code) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

                             Brokerage Allocation

     The Investment Adviser determines the securities to be purchased, sold, and held by the Trust and places all orders subject to the general supervision of the Board of Trustees. Transactions are allocated among various brokers and dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Trust must base its execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability, and integrity; willingness to take positions in securities; general operational capabilities; and financial condition. For the CorePortfolio Fund and the Growth Fund, the Investment Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, to pay a commission to a broker-dealer that may be greater than the commission another broker-dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided. For each Fund, when the execution and prices offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers or dealers that provide the Investment Adviser with research, statistical, or other services. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends, and portfolio strategy. It is not possible to place a monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed, and reviewed by the Investment Adviser's staff, the receipt of such information is not expected materially to reduce the Investment Adviser's cost of performing its advisory contract with the Trust. The information received may be used by the Adviser for its other clients and/or made available to Wayne Hummer for use in serving its customers. Additionally, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Portfolio securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the 1940 Act, of either, except pursuant to special procedures adopted under Rule 17a-7 promulgated under the 1940 Act.

     The investment decisions for the Funds are reached independently from one another or other of the Investment Adviser's clients ("Clients"). The Funds may, however, make investments in certain securities at the same time as one or all of the Funds. When the Funds and/or Clients have funds available for investment in or wish to sell securities, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in the transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and/or its clients. In some cases this procedure may affect the size or price of the position available to the Trust. It is the opinion of the Management of the Trust that the benefits available outweigh any disadvantages that may arise from concurrent transactions.

     The total brokerage commissions and other transaction costs paid by the Trust in connection with the purchase or sale of portfolio securities for the Growth Fund for the fiscal years ended March 31, 2000, 1999 and 1998, were $19,285, $53,138 and $18,432, respectively, and for the CorePortfolio Fund for the period July 31, 1999, through March 31, 2000, were $27,678. For the fiscal years ended March 31, 2000, 1999 and 1998, the Trust paid no brokerage commissions or other transaction costs in connection with the purchase or sale of portfolio securities for the Income Fund.

     For the Income Fund and the Money Market Fund, securities normally are purchased directly from the issuer or from an underwriter or a market maker for fixed-income or money market instruments. Usually, no brokerage commissions are paid by the Funds for such purchases. Purchases from underwriters of securities may include a concession paid by the issuer to the underwriter. The purchase price paid to dealers serving as primary market makers for fixed-income or money market instruments may include a spread between the bid and asked prices. During the three fiscal years ended March 31, 2000, all transactions for the Income Fund and for WHMFT, which was reorganized as the Wayne Hummer Money Market Fund in July 1999, were at net prices and there were no commissions paid by the Trust.

                      Shareholder Rights and Liabilities

     The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional units of beneficial interest in one or more separate series. Only four series are currently established, which are designated as the "Wayne Hummer CorePortfolio Fund," the "Wayne Hummer Growth Fund," the "Wayne Hummer Income Fund," and the "Wayne Hummer Money Market Fund." Each Fund share is without par value, represents a proportionate interest in that Fund equal to the proportionate interest represented by each other share in that Fund, and is entitled to such dividends and distributions as are declared by the trustees. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution. Shares do not have cumulative voting, preemptive, or conversion rights. Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. Certificates representing the shares are not issued. Rather, State Street Bank and Trust Company, the Trust's transfer agent, maintains a record of each shareholder's ownership. Shareholders will receive confirmations of all purchases and sales of Trust shares made for their account, including reinvestment of dividends or other distributions.

     At a meeting held on June 30, 1999, the Trust's shareholders approved a proposal authorizing the Board of Trustees to amend the Trust's Agreement and Declaration of Trust to permit the Trustees, without further shareholder action, to issue one or more additional classes of shares in any present or future series of the Trust. Any such additional class or classes of shares would have such preferences or special or relative rights and privileges as the Trustees may determine and would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on investments, and all other Trust operating expenses. All classes of shares will vote together as a single class at shareholder meetings, except that shares of a class that is affected in a materially different way from shares of other classes by a matter will vote as a separate class on that matter and that holders of shares of a class that is not affected by a matter will not vote on that matter. There is no present intention that the Trust will create additional classes of shares pursuant to this authority. Furthermore, the terms of any such arrangement and the determination whether to implement it will be made in light of then existing business conditions.

     The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all shares entitled to vote will be voted in the aggregate and not by Fund, except if the trustees have determined that the matter affects only one Fund or as required by the 1940 Act. Thus, voting with respect to certain matters will be by Fund (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Trust shareholders in the aggregate (such as election of trustees and the ratification of the selection of independent auditors).

     As a general rule, the Trust will not hold annual or other meetings of Trust shareholders. Under the Trust Agreement, shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-Laws of the Trust, any registration of the Trust with the SEC or any state, or as the trustees may consider necessary or desirable.

     The Trust will, however, in accordance with the 1940 Act, hold a shareholders meeting for the election of trustees when less than a majority of the trustees holding office have been elected by shareholders. In addition, if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

     A shareholders meeting will also be held to remove a trustee or trustees from office upon the written request of the holders of not less than 10% of the Trust's outstanding shares. Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares at a meeting duly called for that purpose. Upon the written request of the holders of shares having a net asset value of $25,000 or constituting 1% of the outstanding shares of each Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     The Trust Agreement provides that shareholders will not be subject to any personal liability to any person extending credit to, contracting with, or having any claims against the Trust and that every written agreement, obligation, instrument, or undertaking made by the Trust will contain a provision that such written agreement, obligation, instrument, or undertaking is not binding upon the shareholders personally. The law firm of Ropes & Gray, Boston, Massachusetts, which supervised the organization of the Trust under Massachusetts law, is of the opinion that, pursuant to Massachusetts law, shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument, or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given. With respect to other claims, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that shareholders will be entitled to reimbursement from the general assets of the Trust.

     The trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. The Trust is covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, since it is limited to circumstances in which the provisions limiting liability are inoperative and the Trust itself is unable to meet its obligations.

                                  Trust Name

     Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), a registered service mark of Wayne Hummer and the logo "WH" ("Logo"), also a registered service mark of Wayne Hummer, without charge for as long as the Trust is solvent, Wayne Hummer Management Company is the Investment Adviser to the Trust, and Wayne Hummer is the Trust's Distributor and Shareholder Service Agent. If Wayne Hummer Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor and Shareholder Service Agent, then the Trust will be required to change its name and to deliver to Wayne Hummer Management Company for destruction all materials in which the Name and/or Logo are used. Wayne Hummer Management Company may exercise control over use of the Name and/or Logo, and the Trust has agreed to indemnify Wayne Hummer Management Company against expenses or losses which may arise from the Trust's misuse of the Name and/or Logo or out of any breach of the License regarding the use of the Name and/or Logo.

                  Purchase, Redemption, and Pricing of Shares

     Reducing or Eliminating the Front-end Sales Charge. You can reduce or eliminate the applicable front-end sales charge on shares of the CorePortfolio Fund, the Growth Fund, and the Income Fund, as follows.

     Quantity Discounts. Purchase of more than $1 million can reduce or eliminate the sales charge you pay. You can combine purchases of shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within 18 months of purchases.

     Accumulated Purchases. If you make an additional purchase of shares, you can count previous share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.

     Concurrent Purchases. You can combine concurrent purchases of shares of the CorePortfolio Fund, the Growth Fund, and the Income Fund in calculating the applicable sales charge.

     Letter of Intent. You can sign a Letter of Intent committing to purchase $1 million of shares within a 13 month period to combine such purchases in calculating the sales charge. The Trust's custodian will hold shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the custodian will release the shares in escrow to your account. If you do not fulfill the Letter of Intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

     Purchases through Managed Accounts. Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts, and other managed agency/asset allocation accounts may purchase Fund shares at net asset value.

     Purchase by Affiliates of the Trust. The following individuals and their immediate family members may buy shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

     . officers and trustees/directors of the Trust, Wayne Hummer Investments L.L.C., or Wayne Hummer Management Company and their immediate family members;

     . trustees/directors of any fund sponsored by Wayne Hummer Management Company; and

     . bona fide, full-time employees of Wayne Hummer Management Company, Wayne Hummer Investments L.L.C., or Focused Investments, L.L.C. and their immediate family members.

     For these purposes, "immediate family" is defined to include a person's spouse, parents, and children.

     Offering Price. For each Fund, net asset value is not determined on the days that the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Money Market Fund is not calculated on Columbus Day or Veteran's Day. A Fund's net asset value also is not calculated on any day during which there is not a sufficient degree of trading in securities held by the Fund so as to affect materially such Fund's NAV. The NAV per share for each Fund is computed by dividing the value of the Fund's portfolio holdings, plus any other assets minus all liabilities by the total number of such Fund's shares outstanding. Expenses, including the fees payable to the Investment Adviser and the Distributor and Shareholder Service Agent, are accrued daily. The Money Market Fund's NAV is normally $1.00 per share.

     In valuing the securities of the CorePortfolio Fund and the Growth Fund, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the current day. If the last sale price on a prior day is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices.

     In valuing the Income Fund's securities, fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values, as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Securities held by the Money Market Fund are valued using the amortized cost method. The amortized cost method does not take into account unrealized securities gains or losses. This means that securities held by the Money Market Fund are initially valued at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the securities.

     While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar investment vehicle that uses available indications as to market value to value its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in such portfolio could obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar portfolio, and existing investors would receive less (more) investment income and ownership interest. The Fund expects, however, that certain procedures adopted by the Board of Trustees, as described below, will tend to minimize such differences.

     The trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. However, there can be no assurance that the Money Market Fund will be able to maintain a stable NAV of $1.00 per share. Such procedures include review of the securities holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the NAV per share of the Money Market Fund calculated by using available market quotations or market equivalents deviates more than .50% from $1.00 per share based on amortized cost and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders.

     In such review, investments for which market quotations are readily available will be valued at the most recent bid-asked mean or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. If market quotations are not readily available for an investment, the investment will be valued pursuant to a security valuation matrix system that classifies investments by type, days to maturity, and quality, and which is considered dependable in producing a fair value of such investments.

     If any deviation between the Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost exceeds .50%, then the trustees promptly will consider what action, if any, will be initiated. If the trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, then the trustees will take such corrective action as they consider necessary and appropriate, including selling Fund instruments prior to maturity to realize gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions, redeeming shares in kind, or establishing a NAV per share by using available market quotations or by using estimates of value reflecting current market conditions selected by the Board of Trustees as appropriate indicators of value.

     In addition, if the Money Market Fund incurs a loss or liability that the trustees determine to be significant with respect to the maintenance of a NAV of $1.00 per share, then the trustees may (1) reduce the number of shares of the Fund by that number of shares that represents the amount of such loss or liability by reducing the number of shares of each shareholder on a pro rata basis, (2) offset the pro rata amount of such loss or liability from the accrued dividend account of each shareholder, and/or (3) establish an account in the amount of such loss or liability and offset such account and to defer the declaration of dividends until sufficient income is obtained to reduce such account to zero.

     Redemption in Kind (Money Market Fund only). The Money Market Fund has made an election pursuant to Rule 18f-1 under the 1940 Act to enable the Fund to elect to limit payments in cash for large redemptions. Under the provisions of Rule 18f-1, the Fund may limit cash redemptions with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the NAV of the applicable portfolio at the beginning of such period. If deemed advisable by the Board of Trustees, the Fund may pay the redemption price in excess of the amounts described above in whole or in part in securities owned by the applicable portfolio. The market value of such securities shall be determined as of the close of trading on the NYSE on the business day on which the redemption is effective. In such case a shareholder might incur transaction costs if he or she sold the securities received.

                                     Taxes

     Information concerning the tax consequences to Fund shareholders of buying, holding, exchanging, and selling the Funds' shares may be found in the Prospectus under the subheading "Taxes."

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
This special tax status means that each Fund will not be liable for federal tax on income and capital gains distributed to shareholders. To preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

     Any loss recognized on the disposition of a Fund's shares that were held for six months or less will be treated as a long-term capital loss to the extent that the shareholder has received only long-term capital gain distributions on such shares.

     A Fund's options, futures, and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

     The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by a Fund at the end of its fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

     A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

                            Performance Information

     In advertising, sales literature, and other publications, the Funds' performance may be quoted in terms of total return, average annual total return, yield, and effective yield, which may be compared with various indices and investments, other performance measures or rankings, other mutual funds, or indices or averages of other mutual funds.

     Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Funds. Yield is an annualized measure of the net investment income per share earned over a specific one-month or 30-day period, expressed as a percentage of the net asset value of the particular Fund.

     Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then-effective public offering price, assuming the deduction of the maximum sales load, ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Funds have been reinvested at net assets value on the reinvestment dates during the period.

     Average annual total return figures for the Growth Fund for the one-, three-, five-, and ten-year periods ended September 30, 2000 are 25.25%, 16.50%, 19.22%, and 16.49%, respectively, and from the date the Growth Fund commenced operations through September 30, 2000 (a 207-month period) the average annual total return is 14.19%. Average annual total return figures for the Income Fund for the one-, three-, and five-year periods ended September 30, 2000 are 4.49%, 4.55%, and 5.34%, respectively, and from the date the Income Fund commenced operations through September 30, 2000 (a 100-month period) the average annual total return is 5.94%. Average annual total return for the Core Portfolio Fund for the one-year period ended September 30, 2000, is 5.30% and from the date the CorePortfolio Fund commenced operations through September 30, 2000 (a 13-month period) the average annual total return is 1.96%.

     The calculation of the Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then-effective offering price (net asset value per share plus the maximum sale charge) ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

    Total return figures for the Growth Fund for the one-, three-, five-, and ten-year periods ended September 30, 2000, are 25.25%, 58.11%, 140.82%, and 360.08%, respectively, and from the date the Growth Fund commenced operations through September 30, 2000 (a 207-month period), the total return is 822.71%. Total return figures for the Income Fund for the one-, three-, and five-year periods ended September 30, 2000, are 4.49%, 14.27%, and 29.69%, respectively, and from the time the Income Fund commenced operations through September 30, 2000 (a 100-month period) is 57.15%. The total return for the CorePortfolio Fund for the one-year period ended September 30, 2000, is 5.30%, and from the time the Core Portfolio Fund commenced operations through September 30, 2000 (a 13-month period) is 2.29%.

     The yield for each particular Fund is computed in accordance with certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in accordance with generally accepted accounting principles. The Growth Fund's yield based upon the one-month period ended September 30, 2000 was 0.27%. The Income Fund's yield based upon the one-month period ended September 30, 2000 was 6.42%. Each Fund's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(((a-b)/cd)+1)(6)-1]

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the offering price per share on the last day of the period.

     The Money Market Fund's yield is computed in accordance with a standard method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period. In computing yield, the Money Market Fund's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365, and the resulting yield figure is carried to the nearest one hundredth of one percent.

     The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: [(base period return + 1) 365/7] - 1.

     Realized capital gains or losses and unrealized appreciation or depreciation of the Money Market Fund's investments are not included in the calculation of yield or effective yield. The Money Market Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Money Market Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Money Market Fund is held, but also on such matters as Money Market Fund expenses.

     Yield fluctuations may reflect changes in the Money Market Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Money Market Fund's shares may affect the yield. Accordingly, the Money Market Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Since the Money Market Fund uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. The Money Market Fund's yield is not guaranteed, and its principal is not insured. Although the Money Market Fund uses its best efforts to maintain its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

     A particular Fund's performance quotations are based upon historical results, and are not necessarily representative of future performance. The particular Fund's shares are sold at net asset value, and performance figures and net asset value will fluctuate. Factors affecting the Trust's performance include general market conditions, operating expenses and investment management. Shares of each particular Fund are redeemable at net asset value, which may be more or less than original cost.


From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc., ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Russell Mid-Cap Index, the Merrill Lynch Corporate and Government 1-10 Year Bond Index, the Lehman Brothers Aggregate Bond Index, and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

                             Independent Auditors

     The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The selection of independent auditors is subject to ratification by the Trust's shareholders, should a meeting of shareholders be held.

               Custodian and Transfer and Dividend Paying Agent

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the Trust's assets and as the Trust's Transfer and Dividend Paying Agent.

     The Custodian is responsible for holding all securities and cash of the Trust, receiving and paying for securities purchased, receiving payment for and delivering securities sold upon payment therefor, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Trust. The Trust has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Trust may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

                                 Legal Counsel

     The law firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, acts as legal counsel for the Trust. The law firm of Bell, Boyd & Lloyd, Chicago, Illinois, acts as special counsel to the Outside Trustees.

                            Reports to Shareholders

     Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of reports be mailed to each account with a common taxpayer number or to two or more shareholders in the same household.

                         WAYNE HUMMER INVESTMENT TRUST

                                     PART C

                               OTHER INFORMATION

Item 23.   Exhibits
           (a) (1)  Agreement and Declaration of Trust dated September 29,
                    1983/(1)/
               (2) Written Instrument Amending The Agreement and Declaration of Trust dated December 16, 1983/(1)/
               (3) Written Instrument Amending The Agreement and Declaration of Trust dated July 19, 1988/(1)/
               (4) Written Instrument Amending The Agreement and Declaration of Trust dated November 24, 1992/(1)/

               (5) Written Instrument Amending The Agreement and Declaration of Trust dated July 23, 1999/(4)/
           (b) (1)  Amended and Restated By-Laws/(1)/
               (2)  Written Instrument Amending By-laws dated January 23,
                    1999/3/
           (c)      Not Applicable
           (d) (1)  Investment Advisory and Management Agreement dated April 29,
                    1988/(1)/
               (2) Amendment to Investment Advisory and Management Agreement dated November 24, 1992/(1)/
               (3) Amendment to Investment Advisory and Management Agreement dated January 23, 1999/3/
               (4) Amendment to Investment Advisory and Management Agreement dated May 7, 1999/3/
               (5)  Form of Expense Limitation Agreement/3/
           (e) (1)  Distribution and Shareholder Service Agreement/(1)/
               (2)  Distribution Agreement dated August 1, 1988/(1)/
               (3)  Acknowledgment and Consent of Assignment/(2)/
               (4)  Amended and Restated Distribution Agreement dated
                    January 23, 1999/3/
               (5)  Letter Agreement Relating to Distribution Agreement and
                    Shareholder Service Agreement dated May 7, 1999/3/
           (f)      Not Applicable
           (g) (1)  Custodian Agreement/(1)/
               (2)  Amendments to Custodian Agreement dated October 1987/(1)/
               (3)  Amendments to Custodian Agreement dated June 1988/(1)/
               (4)  Amendment to Custodian Agreement dated November 24,
                    1992/(1)/
               (5)  Amendment to Custodian Agreement dated January 23, 1999/3/
               (6)  Amendment to Custodian Agreement dated May 7, 1999/3/

               (7)  Fee Schedule to Amendment to Custodian Agreement dated
                    May 7, 1999/(4)/
           (h) (1)  (i)    Transfer and Dividend Paying Agency Agreement/(1)/
                    (ii)   Amendment to Transfer and Dividend Paying
                           Agency Agreement dated November 24, 1992/(1)/
                    (iii)  Amendment to Transfer and Dividend Paying Agency
                           Agreement dated January 23, 1999/3/
                    (iv)   Amendment to Transfer and Dividend Paying
                           Agency Agreement dated May 7, 1999/3/
               (2)  (i)    Trade Name and Service Mark License Agreement/(1)/
                    (ii)   Amended and Restated Trade Name and Service Mark
                           Agreement dated January 23, 1999/3/
                    (iii)  Letter Agreement Relating to Amended and Restated
                           Trade Name and Service Mark Agreement dated
                           January 23, 1999/3/


               (3)  (i)    Shareholder Service Agreement dated August 1, 1988/(1)/
                    (ii)   Letter Agreement Relating to Shareholder Service Agreement dated
                                          November 24, 1992/(4)/
                    (iii)  Letter Agreement Relating to Shareholder Service Agreement dated
                                          January 23, 1999/(4)/
                    (iv)   Amendments Effective July 31, 1999 to Schedule A of Shareholder
                           Service Agreement/(4)/
               (4)  (i)    Portfolio Accounting Services Agreement/(1)/
                    (ii)   Amendment to Portfolio Accounting Services Agreement dated
                                          January 23, 1999/3/
                    (iii)  Amended and Restated Portfolio Accounting Services Agreement
                                          dated May 7, 1999/3/
          (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz/*/
          (j)  Consent of Ernst & Young LLP/*/
          (k)  Not Applicable
          (l)  (1)  Investment Letter from Wayne Hummer Management Company to the
                    Registrant/(1)/
               (2)  Subscription Agreement for the Wayne Hummer Money Market Fund/3/
               (3)  Subscription Agreement for the Wayne Hummer CorePortfolio Fund/(4)/
          (m)  Not Applicable
          (n)  Not Applicable
          (o)  Powers of Attorney
               (1)  Joel D. Gingiss/3/
               (2)  Patrick B. Long/3/
               (3)  Eustace K. Shaw/3/
               (4)  Charles V. Doherty/3/
               (5)  James J. Riebandt/3/
          (p)  Code of Ethics for Wayne Hummer Management Company, Wayne Hummer
               Investment Trust, and Wayne Hummer Investments L.L.C./(5)/

/(1)/ Previously filed with Post-Effective Amendment No. 15 on or about July 27,
      1995.

/(2)/ Previously filed with Post-Effective Amendment No. 16 on May 31, 1996.

/(3)/ Previously filed with Post-Effective Amendment No. 19 on May 17, 1999.

/(4)/ Previously filed with Post-Effective Amendment No. 20 on July 29, 1999.

/(5)/ Previously filed with Post-Effective Amendment No. 23 on February 28,
      2001.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Not Applicable

Item 25.  Indemnification

          The information required by this item is incorporated herein by reference to Item 4 of Part II of Pre-effective Amendment No. 1 to the Form N-1 Registration Statement for Wayne Hummer Growth Trust (renamed Wayne Hummer Investment Trust), File No. 2-87153, filed on or about December 29, 1983.

Item 26.  Business and Other Connections of Investment  Adviser

          Wayne Hummer Management Company, Registrant's investment adviser and portfolio accounting agent, is a corporation organized under the laws of Illinois on November 30, 1981. Wayne Hummer Management Company acts as investment adviser to other institutional, corporate, fiduciary, and individual accounts. Set forth below is information as to any other business, vocation, or employment of a substantial nature in which each director or officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:


Name and Affiliation with
Wayne Hummer Management Company        Principal Business                  Capacity
-------------------------------        ------------------                  --------
Steven R. Becker, Director             Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

                                       Wayne Hummer Money Fund             Trustee
                                       Trust

                                       Registrant                          Trustee

G. Ted Becker, Treasurer               Wayne Hummer Investments            Voting Member; Chief Financial Officer;
                                       L.L.C., securities brokerage firm   Chief Administrative Officer; and
                                                                           Chief Compliance Officer

Philip M. Burno, Director              Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

                                       Wayne Hummer Money Fund             Former Trustee and Chairman of the Board of
                                       Trust                               Trustees

                                       Registrant                          Former Trustee and Chairman of the Board of
                                                                           Trustees


Philip Wayne Hummer, Director          Wayne Hummer Investments,           Voting Member
                                       L.L.C., securities brokerage firm

David P. Poitras, Vice President       Wayne Hummer Investments            Voting Member
and Director                           L.L.C., securities brokerage firm

                                       Wayne Hummer Money Fund
                                       Trust, registered investment        Former President
                                       company

Thomas J. Rowland, President           Registrant                          Vice President and Trustee
and Director
                                       Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

Mark H. Dierkes, Vice President        Wayne Hummer Investments            Voting Member
and Director                           L.L.C., securities brokerage firm

Amy B. Goeldner, Vice President        Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Damaris E. Martinez, Vice President    Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Grove N. Mower, Vice President         Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Robert J. Moran, Assistant Secretary   Vedder, Price, Kaufman &            Partner
                                       Kammholz, law firm

                                       Registrant                          Secretary

Raymond L. Kratzer, Director           Wayne Hummer Investments            Voting Member and
                                       L.L.C., securities brokerage firm   Managing Principal

Richard Wholey, Jr., Director          Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

Grove N. Mower, Vice President         Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Amy B Goeldner, Vice President         Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

          The principal business address of each company or other entity named above is 300 South Wacker Drive, Chicago, Illinois 60606.

Item 27.  Principal Underwriters

          (a)  Not Applicable

          (b)  The members of Wayne Hummer are:


                                 Positions and Offices    Positions and Offices
Name                               with Wayne Hummer         with Registrant
----                             ---------------------    ----------------------
William B. Hummer                    Voting Member        None

Philip Wayne Hummer                  Voting Member        None

Harry Flagg Baum                     Voting Member        None

William A. Rogers                    Non-Voting Member    None

Philip M. Burno                      Voting Member        None

Joseph A. Piekarczyk                 Voting Member        None

G. Ted Becker                        Voting Member        None

Steven R. Becker                     Voting Member        Trustee and Chairman of the Board

W. Douglas Carroll                   Voting Member        None

Richard J. Kosarek                   Voting Member        None

Raymond L. Kratzer                   Voting Member        None

Jean E. Williams                     Voting Member        None

George E. Barnes Family Trust        Class C Member       None

Thomas J. Rowland                    Voting Member        President

Linda C. Becker                      Voting Member        None

Laura A. Kogut                       Voting Member        None

David A. Poitras                     Voting Member        Trustee and Vice President

Richard Wholey, Jr.                  Voting Member        None

Peder H. Culver                      Voting Member        None

Daniel G. Hack                       Voting Member        None

Ronald A. Tyrpin                     Voting Member        None

Floyd E. Siegel                      Voting Member        None

Larry H. Weisz                       Voting Member        None

Phillip Scott Park                   Voting Member        None

Mark H. Dierkes                      Voting Member        None

Robert F. Kahlfeldt                  Voting Member        None

     The principal business address of each Member listed above is 300 South Wacker Drive, Chicago, Illinois 60606, except for Mr. Rogers, whose address is 421 Brantley Place, Wheaton, IL 60187, and Mr Kahlfeldt, whose address is 25484 Borning Trail, Wheaton, IL 60187. George E. Barnes, grantor of the George
E. Barnes Family Trust, was a founding partner of Wayne Hummer & Co., was a General Partner until April 1, 1986, and had been a limited partner from April 1986 through

April 1996. Mr. Barnes, whose address is 46-730 Amir Drive, Palm Desert, California 92260, was formerly a Trustee of Registrant.

          (c)  Not Applicable


Item 28.  Location of Accounts and Records

     All accounts, books, and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Registrant's investment adviser, Wayne Hummer Management Company; Registrant's distributor and shareholder service agent, Wayne Hummer; and Registrant's transfer and dividend paying agent and custodian, State Street Bank and Trust Company. The address of Wayne Hummer Management Company and of Wayne Hummer is 300 South Wacker Drive, Chicago, Illinois 60606. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.


Item 29.  Management Services

          Not Applicable


Item 30.  Undertakings

          Not Applicable

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 28 day of March, 2001.

                              WAYNE HUMMER INVESTMENT TRUST


                              By: /s/ Thomas J. Rowland
                                  -------------------------------------------
                                      Thomas J. Rowland, President

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on March 28, 2001 by the following persons in the capacities indicated.

Signature                           Title
---------                           -----

/s/ Thomas J. Rowland               President (Principal Executive Officer)
--------------------------
Thomas J. Rowland

/s/ Jean M. Maurice                 Treasurer (Principal Financial and
--------------------------          Accounting Officer)
Jean M. Maurice

                                    Trustee
--------------------------
Steven R. Becker

                                    Trustee
--------------------------
Charles V. Doherty*
                                    Trustee
--------------------------
Joel D. Gingiss*
                                    Trustee
--------------------------
Patrick B. Long*

/s/ David P. Poitras                Trustee
--------------------------
David P. Poitras

--------------------------
James J. Riebandt*

                                    Trustee
--------------------------
Eustace K. Shaw*
                                    Trustee
By: /s/ Thomas J. Rowland
    ----------------------

* Thomas J Rowland signs this document pursuant to powers of attorney filed with
  ----------------
Registrant's Post Effective Amendment No. 19 under the Securities Act of
1933